                                                                      EXHIBIT 1


                             JOINT FILING AGREEMENT


         THIS WILL CONFIRM THE AGREEMENT BY AND AMONG ALL OF THE UNDERSIGNED THAT THE SCHEDULE 13D FILED ON OR ABOUT THIS DATE WITH RESPECT TO THE BENEFICIAL OWNERSHIP BY THE UNDERSIGNED OF SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF MOHAWK INDUSTRIES, INC. IS BEING FILED ON BEHALF OF EACH OF THE UNDERSIGNED.

         FURTHERMORE, EACH OF THE UNDERSIGNED DOES HEREBY MAKE, CONSTITUTE AND APPOINT JEFFREY LORBERBAUM AND S.H. SHARPE, OR ANY OF THEM, THEIR TRUE AND LAWFUL ATTORNEYS-IN-FACT TO EXECUTE ANY AND ALL INSTRUMENTS IN HIS OR HER NAME, NECESSARY OR ADVISABLE TO COMPLY WITH SECTIONS 13(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND ANY RULES, REGULATIONS AND REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION PROMULGATED PURSUANT THERETO, IN CONNECTION WITH HIS OR HER OWNERSHIP OF COMMON STOCK, AND ANY AND ALL AMENDMENTS THERETO AND TO FILE THE SAME WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH.

         THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS BY EACH OF THE UNDERSIGNED, AND EACH OF WHICH, TAKEN TOGETHER, SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.


DATE:  JANUARY 18, 2002


                                             /s/Alan S. Lorberbaum
                                             ----------------------------------
                                             ALAN S. LORBERBAUM

                                             /s/Jeffrey S. Lorberbaum
                                             ----------------------------------
                                             JEFFREY S. LORBERBAUM

                                             /s/Mark Lorberbaum
                                             ----------------------------------
                                             MARK LORBERBAUM

                                             /s/Suzanne L. Helen
                                             ----------------------------------
                                             SUZANNE L. HELEN


                                             THE ALAN S. LORBERBAUM FOUNDATION
                                             By /s/Suzanne L. Helen
                                                --------------------------------
                                                SUZANNE L. HELEN, CHAIR PERSON
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                                             ALADDIN PARTNERS, L.P.

                                             By ASL MANAGEMENT CORPORATION,
                                                GENERAL PARTNER

                                             By /s/Jeffrey S. Lorberbaum
                                                --------------------------------
                                                JEFFREY S. LORBERBAUM, CHIEF
                                                EXECUTIVE OFFICER


                                             ASL MANAGEMENT CORPORATION

                                             By /s/Jeffrey S. Lorberbaum
                                                --------------------------------
                                                JEFFREY S. LORBERBAUM, CHIEF
                                                EXECUTIVE OFFICER

                                             JMS GROUP LIMITED PARTNERSHIP

                                             By SJL MANAGEMENT COMPANY, LLC,
                                                GENERAL PARTNER

                                             By /s/Jeffrey S. Lorberbaum
                                                --------------------------------
                                                JEFFREY S. LORBERBAUM, MEMBER


                                             SJL MANAGEMENT COMPANY, LLC

                                             By /s/Jeffrey S. Lorberbaum
                                                --------------------------------
                                                JEFFREY S. LORBERBAUM, MEMBER